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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): August 24, 2004


                               H. J. HEINZ COMPANY
             (Exact name of registrant as specified in its charter)


      Pennsylvania                     1-3385                 25-0542520
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)

     600 Grant Street, Pittsburgh,                            15219
              Pennsylvania                                  (Zip Code)
(Address of principal executive offices)


                                  412-456-5700
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) GENERAL

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

H. J. Heinz Company wishes to disclose its press release dated August 24, 2004 furnished herewith as Exhibit 99*, which presents the financial results of the Registrant and its business segments and identifies certain special items that impacted the financial results that management deemed to be significant. These special items include, in Fiscal Year 2004, the impact of reorganization costs and the gain on the sale of the company's bakery business in Northern Europe. Operating segment income excluding these special items is not a measure that is defined in generally accepted accounting principles ("GAAP"), but it is used by management to assist in evaluating the Registrant's results of operations from period to period. Management believes this information also may be useful to the readers of the financial statements in evaluating the Registrant's operating results between fiscal periods and provides additional clarity in understanding the trends of the business. Also disclosed on Exhibit 99* is supplemental information regarding reconciliation of non-GAAP financial measures in connection with the financial results for the first quarters of Fiscal Years 2004 and 2005.



                               INDEX TO EXHIBITS

Exhibit Number
(Referenced to
Item 601 of
Regulation S-K)                     Description of Exhibit
---------------                     ----------------------
99 (furnished but not filed)*       H.J. Heinz Company Press Release dated
                                    August 24, 2004

* The Exhibit attached to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        H.J. HEINZ COMPANY


                                        By  /s/ Arthur Winkleblack
                                           ----------------------------------
                                           Arthur Winkleblack
                                           Executive Vice President and
                                           Chief Financial Officer


Dated: August 24, 2004

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                                 EXHIBIT INDEX

Exhibit NO.                         Description
-----------                         -----------
99 (furnished but not filed)        H. J. Heinz Company Press Release dated
                                    August 24, 2004